UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CHAIN BRIDGE I

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2024

Chain Bridge I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41047	98-1578955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8 The Green #17538 Dover, DE	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 656-4257

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable Warrant to acquire one Class A ordinary share	CBRGU	The Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	CBRG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement.

On November 11, 2024, Chain Bridge I (the “Company”) entered into non-redemption agreements (the “Non-Redemption Agreements”) with one or more investors named therein (each, a “Backstop Investor”), pursuant to which the Backstop Investors agreed to rescind or reverse previous elections to redeem up to an aggregate of 429,180 Class A ordinary shares of the Company (the “Class A Ordinary Shares”), which redemption requests were made in connection with the Company’s extraordinary general meeting of shareholders to be held on November 14, 2024 (the “Meeting”) to consider and vote on, among other proposals, a proposal to amend and restate, by way of a special resolution, the Company’s 2nd amended and restated memorandum and articles of association, to extend from November 15, 2024 to November 15, 2025, the date by which, if the Company has not consummated a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses or entities (a “De-Spac Transaction”), the Company must (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares sold in the Company’s initial public offering; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law (the “Amendment Proposal”). The Amendment Proposal is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2024, as amended. The Backstop Investors agree to hold, and not redeem, up to an aggregate of 128,753 shares of the Class A Ordinary Shares (the “Backstop Investor Shares”) at the closing of a De-Spac Transaction (the “Closing”).

In consideration for the foregoing, upon consummation of the Company’s initial business combination, the Company shall pay or cause to be paid to each Backstop Investor a payment in respect of its respective Backstop Investor Shares in cash released from the Company’s trust account in an amount equal to the product of (x) the number of Backstop Investor Shares and (y) the price per share for a pro rata portion of the amount on deposit in the trust account as of the Closing.

The Backstop Investors expect to acquire up to an aggregate of 321,984 Class A Ordinary Shares in the open market at or below the Redemption Price (as defined in the Non- Redemption Agreements) (the “Acquired Shares”). The Backstop Investors agree not to redeem the Acquired Shares and will not vote Acquired Shares in favor of the Amendment Proposal.

The Non-Redemption Agreements are not expected to increase the likelihood that the Amendment Proposal is approved by the Company’s shareholders at the Meeting, but will increase the amount of funds that remain in the Company’s trust account established in connection with the Company’s initial public offering following the Meeting.

The Company may enter into other non-redemption agreements with substantially similar terms with other investors or shareholders of the Company.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement executed by the Company filed as Exhibit 10.1 hereto and incorporated herein by reference.

Where You Can Find Additional Information

The Company filed its Proxy Statement for the Meeting with the SEC on October 10, 2024 to consider and vote upon the Amendment Proposal and other matters, and, beginning on or about October 10, 2024, first mailed the Proxy Statement and other relevant documents to its shareholders as of the October 3, 2024 record date for the Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any amendments thereto, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for the Meeting to be held to approve, among other things, the Amendment Proposal, because these documents will contain important information about the Company and the Amendment Proposal. Shareholders may also obtain a copy of the Proxy Statement, as well as other documents filed with the SEC regarding the Amendment Proposal and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the Amendment Proposal. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s shareholders in connection with the Amendment Proposal is set forth in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023 and the Proxy Statement and any amendments thereto that have been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of the Company’s directors and executive officers in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, and other documents of the Company filed, or to be filed, from time to time with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the Proxy Statement. Shareholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the issuance of the public Class A ordinary shares to the non-redeeming shareholders, additional voting and non-redemption agreements, the amount of funds that will be in the Trust Account on the date of the Meeting and the funds that will remain in the Trust Account following the Meeting and approval of the Amendment Proposal and the timing thereof. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the Company to successfully or timely implement the extension or that the approval of the shareholders of the Company is not obtained; the amount of redemption requests made by the Company’s public shareholders; and those factors described or referenced in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC, including the Proxy Statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipate that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the Amendment Proposal or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to the Amendment Proposal or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 8.01.	Other Events.

As previously disclosed in the Risk Factors of the Company’s Form 10-K for the fiscal year ended December 31, 2024, Section IM-5101-2(b) of the Nasdaq Listing Rules (the “Business Combination Deadline Rule”) requires that any special purpose acquisition company, such as the Company, must within 36 months of the effectiveness of its registration statement for its IPO (the “IPO Registration Statement”), or such shorter period that the Company specifies in its registration statement, must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the deposit account (excluding any deferred underwriters fees and taxes payable on the income earned on the deposit account) at the time of the agreement to enter into the initial combination. Any company that does not comply with this requirement is subject to immediate delisting and suspension of its securities from listing on Nasdaq. The date that is 36 months following the effectiveness of the Company’s IPO Registration Statement was November 9, 2024.

On November 11, 2024, Nasdaq informed the Company that it intends to deliver a letter (the “Nasdaq Notice”) on November 12, 2024 setting out the terms of suspension and delisting of the Company’s Class A Shares and Units from trading on its exchange. The Company will file a current report on Form 8-K disclosing the details and timing of cessation of trading following receipt of the Nasdaq Notice.

The Company has applied to have its Class A Common Shares and Units traded on the OTCQB. Such application has not yet been approved and there is no guarantee that such approval with be granted or when. If the Company is not able to list such securities on another approved national securities exchange or over-the-counter market during the extension period, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for the Class A Shares and Units; (ii) reduced liquidity for the Class A Shares and Units; and (iii) a decreased ability to issue additional securities or obtain additional financing in the future.

We do not expect such a delisting to impact our ability to consummate the Phtytanix Business Combination. Regardless of where our securities are traded, the surviving Company will apply to list its securities on Nasdaq Capital Markets upon consummation of the Phytanix Business Combination. However, if the Phytanix Business Combination is not consummated, such a suspension or delisting will have a material adverse impact on our ability to locate another target for an Initial Business Combination, and would likely cause us to enter liquidation. If we are required to liquidate, our shareholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Form of Non-Redemption Agreement among Chain Bridge I and certain Backstop Investors signatory thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2024

CHAIN BRIDGE I

By:	/s/ Andrew Cohen
Name:	Andrew Cohen
Title:	Chief Executive Officer